                                                                    EXHIBIT 99.2


                              IPC ACQUISITION CORP.

                               FIRST AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

      This FIRST AMENDMENT, dated as of February 28, 2003 (this "AMENDMENT"), to the Credit and Guaranty Agreement, dated as of December 20, 2001 (as it may be amended from time to time, the "CREDIT AGREEMENT"), entered into by and among IPC ACQUISITION CORP., a Delaware corporation ("COMPANY"), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as sole Lead Arranger, and as Syndication Agent (in such capacities, "SYNDICATION AGENT"), THE BANK OF NOVA SCOTIA ("BNS"), as Administrative Agent (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT") and as Collateral Agent (together with its permitted successor in such capacity, "COLLATERAL AGENT"), and GENERAL ELECTRIC CAPITAL CORPORATION ("GE CAPITAL"), as Documentation Agent (in such capacity, "DOCUMENTATION Agent"). Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:

      WHEREAS, Company and the Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

            1.1 AMENDMENTS TO SECTION 1: DEFINITIONS.

            A. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions:

                  "FIRST AMENDMENT " means the amendment to this Agreement dated as of February 28, 2003.

                  "FIRST AMENDMENT EFFECTIVE DATE" means the date on or prior to March 3, 2003 upon which all the conditions precedent set forth in Section 2 of the First Amendment are satisfied.



FIRST AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT          1

                  "GAINS" means collectively, either (i) Gains International Asia Holdings Limited ("GAINS ASIA"), Gains International (Europe) Limited ("GAINS UK"), Gains International (US) Inc. ("GAINS US") and their respective subsidiaries or (ii) entities whose sole assets include the shares of Gains Asia, Gains UK and Gains US and their respective subsidiaries, as applicable.

                  "GAINS ACQUISITION" means the acquisition, on or prior to December 31, 2005, of all or substantially all of the shares or assets of Gains by the Company for an aggregate consideration amount not to exceed L16,600,000 (including the assumption of L1,200,000 aggregate principal amount of existing Indebtedness of Gains) (the "CONSIDERATION AMOUNT"); provided, that Sponsor shall contribute at least L6,000,000 towards the Consideration Amount.

                  "GAINS LOAN" means the loan from IPC to Gains, made upon the close of the transaction contemplated by the Share Purchase Agreement, dated as of January 22, 2003, among Gains Acquisition Corp., Gains Asia Acquisition Corp. and Gains International Infocom Holdings BV, in an aggregate principal amount not to exceed $5,500,000.

            B. Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "CONSOLIDATED ADJUSTED EBITDA", "CONSOLIDATED EXCESS CASH FLOW", "INDEBTEDNESS", "LETTER OF CREDIT SUBLIMIT" and "RESTRICTED JUNIOR PAYMENT" in their entirety and substituting therefore the following:

                  "CONSOLIDATED ADJUSTED EBITDA" means, for any period, an amount determined for Company and its Subsidiaries on a consolidated basis equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Net Income, (b) Consolidated Interest Expense, (c) provisions for taxes based on income, (d) total depreciation expense, (e) total amortization expense, (f) to the extent deducted in calculating Consolidated Net Income, fees and expenses incurred by Company and its Subsidiaries in connection with the First Amendment in an aggregate amount not to exceed $500,000, and (g) other non-Cash items reducing Consolidated Net Income (including write-offs of debt discounts and debt issuance costs and commissions but excluding any such non-Cash item to the extent that it represents an accrual or reserve for potential Cash items during the full term that the Obligations are outstanding), minus (ii) other non-Cash items increasing Consolidated Net Income for such period (excluding any such non-Cash item to the extent it represents the reversal of an accrual or reserve for potential Cash item in any prior period); provided that the foregoing shall be subject to adjustments as described in Schedule 1.1(b).

                  "CONSOLIDATED EXCESS CASH FLOW" means, for any period, an amount (if positive) equal to: (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Adjusted EBITDA, plus (b) the Consolidated Working Capital Adjustment, minus (ii) the sum, without duplication, of the amounts for such period of (a) scheduled repayments of Consolidated Total Debt, (b) Consolidated Capital Expenditures paid in Cash ((i) net of any proceeds of any related financings with respect to such expenditures


FIRST AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT          2
      and (ii) minus any expenditures constituting consideration paid with respect to (A) Permitted Acquisitions (other than with respect to Permitted Acquisitions set forth on Schedule 6.9(e)) or permitted Investments and (B) the Consideration Amount paid by Company and its Subsidiaries in connection with the Gains Acquisition), (c) Consolidated Cash Interest Expense, and (d) provisions for current taxes based on income of Company and its Subsidiaries and payable in cash with respect to such period.

                  "INDEBTEDNESS", as applied to any Person, means, without duplication, (i) all indebtedness for borrowed money; (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP; (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ordinary course trade payables and other accrued expenses in the ordinary course of such Person's business), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument; (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person;
      (vi) the face amount of any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (vii) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another; (viii) any obligation of such Person the primary purpose or intent of which is to provide assurance to an obligee that the obligation of the obligor thereof will be paid or discharged, or any agreement relating thereto will be complied with, or the holders thereof will be protected (in whole or in part) against loss in respect thereof; (ix) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (a) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (b) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (a) or (b) of this clause (ix), the primary purpose or intent thereof is as described in clause (viii) above; and (x) obligations of such Person in respect of any exchange traded or over the counter derivative transaction, including, without limitation, any Interest Rate Agreement and Currency Agreement, whether entered into for hedging or speculative purposes; provided, that obligations under (a) any Interest Rate Agreement and any Currency Agreement shall not be "Indebtedness" for any purpose under Section 6.8; (b) any Existing Guaranty Obligations to the extent an amount of Cash and/or Cash Equivalents equal to such Existing Guaranty Obligations representing a portion of the cash consideration payable under the Purchase Agreement has not been paid to the Sellers and is maintained in the Holdback Account (as defined in the Purchase Agreement) shall not be "Indebtedness" for any purpose: (c) any earn-out or similar obligation (the "EARN-OUT OBLIGATIONS")


FIRST AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT          3
      incurred by the Company and its Subsidiaries with respect to (i) the Gains Acquisition in an amount not to exceed L6,400,000 and (ii) any other Permitted Acquisitions in an amount not to exceed $10,000,000 that are funded by that portion of Consolidated Excess Cash Flow which is attributable to the business acquired in connection with such Earn-Out Obligations, in each case shall not be "Indebtedness" for any purpose; and
      (d) deferred employee compensation obligations as described on Schedule 6.1, in each case shall not be "Indebtedness" for any purpose under
      Section 6.8.

                  "LETTER OF CREDIT SUBLIMIT" means the lesser of (i) $10,000,000 and (ii) the aggregate unused amount of the Revolving Commitments then in effect.

                  "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Company now or hereafter outstanding, except a dividend or other distribution payable solely in shares of Capital Stock; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company now or hereafter outstanding; (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Company now or hereafter outstanding; (iv) management or similar fees payable to Sponsor or any of its Affiliates (other than the provision of services by IPC and its Subsidiaries and the payment of management and other fees by Gains pursuant to that certain Management and Co-Marketing Agreement dated as of January 22, 2003 among Gains US, Gains UK and IPC); (v) any payments or prepayments with respect to Earn-Out Obligations incurred by the Company and its Subsidiaries; and (vi) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to the Senior Subordinated Notes and any other subordinated Indebtedness permitted hereunder.

            1.2 AMENDMENTS TO SECTION 2: MANDATORY PREPAYMENTS

            Section 2.12 of the Credit Agreement is hereby amended by deleting paragraph (e) in its entirety and replacing it with the following:

                     "(e) Consolidated Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow after the Closing Date for any Fiscal Year, Company shall, no later than ninety (90) days after the end of such Fiscal Year, prepay the Loans and/or the Revolving Commitments shall be permanently reduced as set forth in Section 2.13(b) in an aggregate amount equal to (i) 75% of such Consolidated Excess Cash Flow for such Fiscal Year minus, (ii) any voluntary repayments of Consolidated Total Debt made during such Fiscal Year (excluding (A) repayments of Revolving Loans except to the extent the Revolving Commitments are permanently reduced in connection with such repayments and (B) repurchases of Term Loans made pursuant to Section 2.11(c))."



FIRST AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT          4

            1.3 AMENDMENTS TO SECTION 5: AFFIRMATIVE COVENANTS

            Section 5.1 is hereby amended by deleting paragraph (i) in its entirety and replacing it with the following:

                  "(i) Financial Plan. As soon as practicable and in any event no later than thirty (30) days prior to the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year and the next three succeeding Fiscal Years (a "FINANCIAL PLAN"), including a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for each such Fiscal Year, together with pro forma Compliance Certificates for each such Fiscal Year and an explanation of the assumptions on which such forecasts are based and forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for (y) each month for the first such Fiscal Year and (z) each Fiscal Quarter for the next three succeeding Fiscal Years, together with an explanation of the assumptions on which such forecasts are based; provided that the Company shall not provide such Financial Plan and pro forma Compliance Certificates to any Lender which has requested that such materials not be provided to it."

            1.4 AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS

            A. Section 6.1(d) is hereby amended by deleting such section in its entirety and replacing it with the following:

                  "(d) Indebtedness incurred by Company or any of its Subsidiaries arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guaranties or letters of credit, surety bonds or performance bonds securing the performance of Company or any such Subsidiary pursuant to such agreements, in connection with Permitted Acquisitions, the Gains Acquisition or permitted dispositions of any business, assets or Subsidiary of Company or any of its Subsidiaries;"

            B. Section 6.1(l) is hereby amended by deleting such section in its entirety and replacing it with the following:

                  "(l) Indebtedness of any Foreign Subsidiary to Company or to any other Subsidiary, or of Company to any Foreign Subsidiary; provided,
      (i) all such Indebtedness shall be evidenced by promissory notes and all such notes shall be subject to a First Priority Lien pursuant to the Pledge and Security Agreement, (ii) all such Indebtedness shall be unsecured and subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement that in any such case, is reasonably satisfactory to Administrative Agent, (iii) any payment by any such Foreign Subsidiary under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any Indebtedness owed by such Subsidiary to Company or to any of its Subsidiaries for


FIRST AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT          5
      whose benefit such payment is made and (iv) the aggregate principal amount of (y) such Indebtedness of any Foreign Subsidiary to Company or to any other Subsidiary, together with the amount of equity Investments made pursuant to Section 6.7(h), shall not exceed at any time $30,000,000 in the aggregate for all such Subsidiaries and (z) such Indebtedness of Company to any Foreign Subsidiary shall not exceed at any time $30,000,000 in the aggregate;"

            C. Section 6.1 is hereby further amended by deleting the "." at the end of paragraph (n), and replacing it with "; and", and inserting the following paragraph (o) at the conclusion thereof as follows:

                  "(o) any Indebtedness of Gains and/or its Subsidiaries existing on the date of the Gains Acquisition in an aggregate principal amount not to exceed L1,200,000, and any renewals, refinancings, replacements and extensions of any such Indebtedness if the terms and conditions thereof are not less favorable to the obligor thereon or to the Lenders than the Indebtedness being refinanced or extended, and the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced or extended; provided, such refinancings, replacements or extensions of Indebtedness permitted under this clause (o) shall not (A) include Indebtedness of an obligor that was not an obligor with respect to the Indebtedness being extended, renewed, replaced or refinanced, (B) exceed the principal amount of the Indebtedness being renewed, replaced or refinanced or (C) be incurred, created or assumed if any Default or Event of Default has occurred and is continuing or would result therefrom; provided, that notwithstanding any of the foregoing to the contrary, any Indebtedness incurred by Company and its Subsidiaries pursuant to this Section 6.1(o) shall not be considered Indebtedness incurred pursuant to Sections 6.1(b) and 6.1(l)."

            D. Section 6.2 is hereby amended by deleting paragraph (m) in its entirety and replacing it with the following:

                  "(m) Liens securing such Indebtedness permitted pursuant to Sections 6.1(f), (j), (k), (n) or (o); provided, any such Lien shall encumber only the asset leased or acquired with the proceeds of such Indebtedness; and"

            E. Section 6.5 is hereby amended by deleting such section in its entirety and replacing it with the following:

            "6.5 RESTRICTED JUNIOR PAYMENTS. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart, or agree to declare, order, pay, make or set apart, any sum for any Restricted Junior Payment (or enter into an agreement with respect to the foregoing) except (a) Company may make regularly scheduled payments of interest (including Special Interest (as defined in the Senior Subordinated Note Indenture)) in respect of the Senior Subordinated Notes in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the Senior Subordinated Note Indenture, as such indenture may be amended from time to time to the extent permitted under Section


FIRST AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT          6

      6.16; (b) any Subsidiary may make payments with respect to its issued and outstanding capital stock; (c) Company may make Restricted Junior Payments in connection with redemptions of Capital Stock permitted pursuant to
      Section 6.12(e); (d) any extensions, renewals, refinancings or replacements of the Senior Subordinated Notes permitted pursuant to
      Section 6.1(c) and (e) so long as no Default or Event of Default shall have occurred and be continuing or shall be caused thereby, Company and its Subsidiaries may make Restricted Junior Payments with respect to Earn-Out Obligations described in clause (c) of the definition of Indebtedness and pay any fees and expenses paid or payable by Company and its Subsidiaries in connection with the Gains Acquisition."

            F. Section 6.7 is hereby amended by deleting paragraph (f) and replacing it with the following:

                  "(f) Investments made in connection with (x) Permitted Acquisitions pursuant to Section 6.9, (y) the Gains Acquisition and the Gains Loan and (z) Hedging Agreements;"

            G. Section 6.7(h) is hereby amended by deleting such section in its entirety and replacing it with the following:

            "(h) equity Investments made after the Closing Date in those Foreign Subsidiaries that Company has at least a 51% ownership interest in, which together with Indebtedness permitted pursuant to Section 6.1(l) does not exceed at any time $30,000,000 in the aggregate plus the amount of cash dividends or other returns received by the Credit Parties from such Investments not in excess of the amount of the original amount of such Investments;"

            H. Section 6.8 is hereby amended by deleting paragraph (a) in its entirety and replacing it with the following:

                  "(a) Senior Secured Leverage Ratio. Company shall not permit the Senior Leverage Ratio as of the last day of any Fiscal Quarter to exceed the correlative ratio indicated:

                                         SENIOR SECURED
                                            LEVERAGE
                    FISCAL QUARTER            RATIO
                    --------------       --------------
                  First Amendment
                  Effective Date
                  through June 30, 2005     1.50:1.00

                  July 1, 2005 through
                  March 31, 2006            1.25:1.00

                  April 1, 2006 and
                  Thereafter                1.00:1.00"



FIRST AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT          7

            I. Section 6.8 is hereby further amended by deleting paragraph (b) in its entirety and replacing it with the following:

                  "(b) Total Leverage Ratio. Company shall not permit the Total Leverage Ratio as of the last day of any Fiscal Quarter to exceed the correlative ratio indicated:

                                      TOTAL LEVERAGE
                   FISCAL QUARTER          RATIO
                   --------------     --------------
                  First Amendment
                  Effective Date
                  through
                  March 31, 2003         3.90:1.00

                  April, 2003
                  through                4.00:1.00
                  June 30, 2003

                  July 1, 2003
                  through                3.90:1.00
                  December 31, 2003

                  January 1, 2004
                  through                3.75:1.00
                  September 30, 2004

                  October 1, 2004
                  through
                  June 30, 2005          3.50:1.00

                  July 1, 2005
                  through
                  March 31, 2006         3.25:1.00

                  April 1, 2006
                  and Thereafter         3.00:1.00"

            J. Section 6.8 is hereby further amended by deleting paragraph (c) in its entirety and replacing it with the following:


FIRST AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT          8

                  "(c) Interest Coverage Ratio. Company shall not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter to be less than the correlative ratio indicated:

                                          INTEREST
                   FISCAL QUARTER      COVERAGE RATIO
                   --------------      --------------
                  First Amendment
                  Effective Date
                  through
                  March 31, 2003         2.40:1.00

                  April 1, 2003
                  through
                  June 30, 2003          2.25:1.00

                  July 1, 2003
                  through
                  December 31, 2003      2.40:1.00

                  January 1, 2004
                  through
                  September 30, 2004     2.50:1.00

                  October 1, 2004
                  through
                  March 31, 2005         2.75:1.00

                  April 1, 2005
                  and Thereafter         3.00:1.00"

            K. Section 6.8 is hereby further amended by deleting paragraph (e) in its entirety and replacing it with the following:

                  "(e) Maximum Consolidated Capital Expenditures. Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures (excluding for the purposes of this subsection 6.8(e) any capital expenditures constituting consideration with respect to Permitted Acquisitions and the Gains Acquisition), in any Fiscal Year, in an aggregate amount for Company and its Subsidiaries in excess of $8,000,000 with respect to Fiscal Year 2003 and in excess of $12,000,000 in any Fiscal Year thereafter; provided, that 50% of any unutilized amount for any Fiscal Year may be utilized in the next succeeding Fiscal Year, but in no event shall any amount from any Fiscal Year prior to the immediately preceding Fiscal Year be utilized in the calculation of the foregoing."



FIRST AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT          9

            L. Section 6.9 is hereby amended by deleting the "and" at the end of paragraph (e), replacing the "." at the end of paragraph (f) with "; and", and inserting the following paragraph (g):

                  "(g) the Gains Acquisition; provided that following the consummation of the Gains Acquisition, Company shall take all of the actions required to be taken by Section 5.10 in accordance with the provisions thereof."

SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS

            2.1 The effectiveness of the amendments set forth at Section 1 hereof are subject to the satisfaction, or waiver, of the following conditions on or before the date hereof:

            A. The Company and the Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages to the Agent.

            B. The Company shall have paid at least $14,140,000 to the Administrative Agent for distribution to the Term Loan Lenders which consists of
(i) a voluntary prepayment of Term Loans equal to $14,000,000, plus (ii) the prepayment premium of 1.0% pursuant to Section 2.13(d) of the Credit Agreement.

            C. Administrative Agent shall have received, for distribution to all Term Loan Lenders executing this Amendment on or prior to 5:00 p.m. (New York City time) on February 28, 2003, an amendment fee equal to 0.125% of such Lenders' outstanding Term Loans immediately prior to the First Amendment Effective Date and after taking into effect the principal payment contemplated by Section 2.1B above.

            D. The Administrative Agent shall have received a favorable written opinion of Fried Frank Harris Shriver & Jacobson, counsel for the Credit Parties, in form and substance satisfactory to the Administrative Agent.

            E. Company shall have paid all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Credit Document.

            F. As of the First Amendment Effective Date, after giving effect to this Amendment, the representations and warranties contained herein and in the other Credit Documents shall be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.



FIRST AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT          10

            G. As of the First Amendment Effective Date, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.


SECTION 3. REPRESENTATIONS AND WARRANTIES

            In order to induce Requisite Lenders to enter into this Amendment, each applicable Credit Party represents and warrants to each Lender, as of the date hereof and upon giving effect to this Amendment, that the representations and warranties contained in each of the Credit Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

SECTION 4. ACKNOWLEDGMENT AND CONSENT

            4.1 Each of Domestic Subsidiaries of Company has (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under Section 7 of the Credit Agreement. The Domestic Subsidiaries are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Credit Agreement, the Pledge and Security Agreement, dated as of December 20, 2001, between the Company, each of the grantors party thereto and the Bank of Nova Scotia., as Collateral Agent (as such may be amended, supplemented or modified) (the "PLEDGE AND SECURITY AGREEMENT") are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

            4.2 Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents, the payment and performance of all Guaranteed Obligations under the Credit Agreement and the Secured Obligations (as such term is defined in the Pledge and Security Agreement) under the Pledge and Security Agreement, as the case may be, including without limitation the payment and performance of all such Guaranteed Obligations under the Credit Agreement and the Secured Obligations under the Pledge and Security Agreement in respect of the Obligations of Company now or hereafter existing under or in respect of the Credit Agreement, as amended hereby, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Guaranteed Obligations under the Credit Agreement and the Secured Obligations under the Pledge and Security Agreement (whether at stated maturity, by acceleration or otherwise).

            4.3 Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be


FIRST AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT          11
impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, as amended hereby, and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            4.4 Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 5. MISCELLANEOUS

            5.1 This Amendment shall be binding upon the parties hereto and the Lenders and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

            5.2 In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

            5.3 On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

            5.4 Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

            5.5 The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.



FIRST AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT          12

            5.6 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

            5.7 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            5.8 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company, Administrative Agents and Syndication Agent of written or telephonic notification of such execution and authorization of delivery thereof.

            [The remainder of this page is intentionally left blank.]



FIRST AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT          13

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:                            IPC ACQUISITION CORP.


                                    By: /s/ TIMOTHY WHELAN
                                        ----------------------
                                        Name:  Timothy Whelan
                                        Title: Chief Financial Officer

CREDIT SUPPORT PARTIES:

                                    IPC INFORMATION SYSTEMS, INC.

                                    By: /s/ TIMOTHY WHELAN
                                        ----------------------
                                        Name:  Timothy Whelan
                                        Title: Chief Financial Officer

                                    IPC FUNDING CORP.

                                    By: /s/ TIMOTHY WHELAN
                                        ----------------------
                                        Name:  Timothy Whelan
                                        Title: Chief Financial Officer

                                    V BAND CORPORATION

                                    By: /s/ TIMOTHY WHELAN
                                        ----------------------
                                         Name:  Timothy Whelan
                                         Title: Chief Financial Officer

                                    IPC INFORMATION SYSTEMS FAR EAST INC.

                                    By: /s/ TIMOTHY WHELAN
                                        ----------------------
                                        Name:  Timothy Whelan
                                        Title: Chief Financial Officer

FIRST AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT         S-1

                                    GOLDMAN SACHS CREDIT PARTNERS L.P.
                                    as Sole Lead Arranger and Syndication Agent

                                    By: /s/ ROBERT SCHATZMAN
                                        ----------------------
                                         Authorized Signatory






FIRST AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT         S-2

                                    THE BANK OF NOVA SCOTIA,
                                    as Administrative Agent, Collateral Agent,
                                    Issuing Bank and a Lender

                                    By: /s/ TODD S. MELLER
                                        ----------------------
                                        Name:  Todd S. Meller
                                        Title: Managing Director




FIRST AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT         S-3

                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as Documentation Agent and a Lender

                                    By: /s/ RAYMOND N. SHU
                                        ----------------------
                                        Name:  Raymond N. Shu
                                        Title: Vice President




FIRST AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT         S-4